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                                                                    EXHIBIT 10.7

                              CLARK-SCHWEBEL, INC.

                            1996 EXECUTIVE BONUS POOL


Attached is the 1996 Executive Bonus Plan as submitted by management and recommended by the Compensation and Benefit Committee.

1. The plan is based on EBITDA. As EBITDA escalates, an increasing % of EBITDA is earned for bonus payments. The % earned ranges from 1.8% (minimum) to 4.05% (maximum) beginning at $41M.

2. Entry level EBITDA is established at $24M, which at 1.8% generates a pool of $432K. Performance below this level would require Board approval for lower levels of discretionary payout or zero.

3. A secondary pool of 10% would be set aside to reward management members outside the incentive plan. (In the past, these awards have been recommended by the responsible Vice President, based on individual special performance.)

4. The plan participant pool would be split between earned @ 70% and discretionary @ 30%. Payout of the discretionary portion would be determined by the appropriate Vice President and President, based on individual goals and performance against those goals.

5. There will be five levels of participation ranging from a maximum payout of 40% to 120% of annual base salary, based on level of function responsibility.

6. The maximum bonus pool will be calculated by multiplying the base pay (W-2 base pay) of each individual by their level of participation.















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                              CLARK-SCHWEBEL, INC.

                                      1996

                                 INCENTIVE PLAN


EARNING THE POOL


                                                                                                          NET
                                   %                                           SECONDARY                PRIMARY
        EBITDA                  EARNED                    POOL                    POOL                    POOL
        ------                  ------                    ----                    ----                    ----
        24,000                   1.80                      432                     43                      389
        25,000                   2.25                      563                     56                      507
        26,000                   2.70                      702                     70                      632
        27,000                   2.79                      754                     75                      679
        28,000                   2.88                      806                     80                      726
        29,000                   2.97                      861                     86                      775
        30,000                   3.06                      918                     92                      826
        31,000                   3.15                      977                     98                      879
        32,000                   3.24                    1,037                    104                      933
        33,000                   3.33                    1,099                    110                      989
        34,000                   3.42                    1,163                    116                    1,047
        35,000                   3.51                    1,229                    123                    1,106
        36,000                   3.60                    1,296                    130                    1,166
        37,000                   3.69                    1,365                    136                    1,229
        38,000                   3.78                    1,436                    144                    1,292
        39,000                   3.87                    1,509                    151                    1,358
        40,000                   3.96                    1,584                    158                    1,426
        41,000                   4.05                    1,661                    166                    1,495
        42,000                   4.05                    1,706                    170                    1,531
        43,000                   4.05                    1,741                    174                    1,567



PARTICIPATION LEVELS AS A % OF BASE SALARY

PLAN LEVEL       I.             120%
                II.             100%
               III.              80%
                IV.              60%
                 V.              40%